Item 14 - (a)3 Exhibit  10(t)

                                  EXTENSION OF
                          PROPERTY MANAGEMENT AGREEMENT

      THIS AGREEMENT (The Extension Agreement) made as of this 1st day of January, 1999, by and between FJS PROPERTIES FUND I, L.P., a Delaware Limited Partnership ("Owner"), and M.L. PROPERTY MANAGEMENT, INC., a Florida Corporation ("Management Company").

      WHEREAS, Owner and Management Company have previously entered into that certain management agreement (the "Management Agreement") dated as of December 1993, for the property management of the garden apartment complex known as the Pavilion Apartments, West Palm Beach, Florida, and

      WHEREAS, the Management Agreement by its term originally expired at the end of December 1998, and

      WHEREAS, the Owner and Management Company desire to further extend the term of the Management Agreement as herein provided,

      NOW THEREFORE, the parties agree as follows:

      1. The Management Agreement shall and hereby is extended for an additional five year period to expire on December 31, 2003, subject to the provisions for termination prior to the expiration of the term as provided in sections 3.3 of the Management Agreement.

      2. In securing tenants for the Property, the Management Company shall be authorized to employ on behalf of the Owner, the services of unaffiliated real estate brokers and other similar tenant referral professionals when the Management Company deems it reasonably necessary. Commissions paid to any such brokers or professionals (which shall in no event exceed those reasonably customary for such services in the locality where the Property is located) for tenant referrals shall be at Owner's expense.

      3. Except as modified herein, all of the terms and provisions of the Management Agreement shall remain in full force and effect.

      4.  The   mailing   address   for   notices  to  both  Owner  and  Owner's
Representative is: 264 ROUTE 537 EAST, COLTS NECK, NJ 07722.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate offices and their proper corporate seal to be affixed hereto, the day and year first above written.

OWNER                                 FJS PROPERTIES FUND I, L.P.
                                      by:  FJS PROPERTIES, INC., general partner


                                      by:    Andrew C. Alson
                                      -----------------------------
                                             Andrew C. Alson, president

MANAGEMENT COMPANY:
                                      M.L. PROPERTY MANAGEMENT, INC.

                                      by:    Murray Liebowitz
                                      -----------------------------
                                             Murray Liebowitz, President